UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 16, 2011

DG FASTCHANNEL, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-27644	94-3140772
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 West John Carpenter Freeway, Suite 700
Irving, Texas 75039

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 581-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events

On June 16, 2011, DG FastChannel, Inc., a Delaware corporation (the “Company”) held an investor conference call and webcast to discuss the transactions contemplated by the Agreement and Plan of Merger  (the “Merger Agreement”), dated as of June 15, 2011, by and among the Company, DG Acquisition Corp. VII, a Delaware corporation and a wholly owned subsidiary of the Company, and MediaMind Technologies Inc., a Delaware corporation.  The transcript of the investor conference call held on June 16, 2011 regarding the announcement of the Merger Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Additional Information

The tender offer described in this Current Report on Form 8-K and the exhibits attached hereto has not yet commenced. The description contained herein is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any securities. The solicitation and the offer to buy shares of Common Stock will be made only pursuant to a tender offer statement on Schedule TO, including an offer to purchase and other related materials, the Company intends to file with the Securities and Exchange Commission.  In addition, MediaMind intends to file with the Securities and Exchange Commission a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the tender offer. Once filed, investors and MediaMind stockholders will be able to obtain free copies of these documents and other documents filed by the Company, Merger Sub and MediaMind with the Securities and Exchange Commission at the website of the Securities and Exchange Commission at www.sec.gov. In addition, the tender offer statement on Schedule TO and related offering materials may be obtained for free (when they become available) from the Company.  MediaMind stockholders are advised to read these documents, any amendments to these documents and any other documents relating to the tender offer that are filed with the Securities and Exchange Commission carefully and in their entirety prior to making any decisions with respect to the tender offer because they contain important information, including the terms and conditions of the tender offer.

Forward Looking Statements

Forward-looking statements contained herein include statements regarding expectations as to the completion of the Offer, the Merger and the other transactions contemplated by the Merger Agreement. Such statements involve risks and uncertainties that could cause actual results to differ materially from those referred to in the forward-looking statements. Such risks include, but are not limited to, the ability of the parties to the Merger Agreement to satisfy the conditions to closing specified in the Merger Agreement.  More information about the Company and other risks related to the Company are detailed in the Company’s most recent annual report on Form 10-K for the fiscal year ended December 31, 2010, and its quarterly reports on Form 10-Q and current reports on Form 8-K as filed with the Securities and Exchange Commission. The Company does not undertake an obligation to update forward-looking statements.

Item 9.01              Exhibits and Financial Statements.

(d)           Exhibits

99.1	Transcript of investor conference call, held on June 16, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 20, 2011	DG FASTCHANNEL, INC.

	By:	/s/ Omar A. Choucair
	Name:	Omar A. Choucair
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Transcript of investor conference call, held on June 16, 2011.